                                                                EXHIBIT NO. 99.2

                                                                  Execution Copy
                                                                  --------------

                            STOCKHOLDERS' AGREEMENT


     THIS STOCKHOLDERS' AGREEMENT (the "Agreement"), dated as of February 10, 1998, is entered into by and among, EARTHLINK NETWORK, INC., a Delaware corporation (the "Company"), DOLPHIN, INC., a Delaware corporation ("NEWCO"), SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT COMMUNICATIONS COMPANY L.P., a Delaware limited partnership ("Sprint L.P.") and the persons identified on Schedule I hereto, each of whom is a stockholder of the Company (individually, a "Stockholder" and collectively, the "Stockholders").

                                R E C I T A L S

     A. WHEREAS, the respective Boards of Directors of Sprint and the Company have determined to enter into a strategic relationship in the area of Internet access and related services and Sprint will make investments in Newco and the Company in connection with the Merger (as defined below) of Dolphin Sub, Inc., a Delaware corporation ("Newco Sub") and the Company in order to enhance the capabilities for growth and financial and strategic success;

     B. WHEREAS, pursuant to an Investment Agreement, dated as of February 10, 1998, among Sprint, Sprint L.P., the Company, Newco and Newco Sub (the "Investment Agreement"), Sprint proposes to make a tender offer (as it may be amended from time to time as permitted under the Investment Agreement, with the Company's consent, if required under the Investment Agreement (the "Tender Offer")), to purchase 1,250,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), for an aggregate cash consideration of $56,250,000 and at a price per share of Common Stock of $45 net to each seller in cash, upon the terms and subject to the conditions set forth in the Investment Agreement; and the Board of Directors of the Company has approved the Tender Offer and the other transactions contemplated by the Investment Agreement and is recommending that the Company's stockholders who wish to receive cash for their shares of Common Stock accept the Tender Offer;

     C. WHEREAS, immediately following the closing of the Tender Offer, Sprint L.P. proposes to purchase 4,102,941 shares of Series A Convertible Preferred Stock, par value $.01 per share of Newco (the "Convertible Preferred Stock") in exchange for (i) an aggregate cash consideration of $23,750,000, (ii) the assignment to Newco of 100% of the Sprint Internet Passport Subscribers, and
(iii) entering into a network agreement whereby Newco and the Company will utilize Sprint L.P.'s long-distance network under specified terms and conditions;

     D. WHEREAS, Sprint, Sprint L.P., the Company and Newco will enter into a marketing agreement whereby Newco and the Company will utilize the Sprint brand under specified terms and conditions, and will, inter alia, have the right to
                                                ----- ----
use Sprint L.P. distribution channels under specified terms and conditions and agree to sell certain Sprint products;

     E. WHEREAS, Sprint shall provide Newco and the Company, as co-borrowers, with up to $25 million of Convertible Senior Debt financing on or after the Closing, with such amount to increase to up to $100 million over time (the "Convertible Debt Financing"), such indebtedness to be evidenced by one or more Convertible Senior Promissory Note(s);

     F. WHEREAS, the closing of the Contribution and the other transactions referred to above other than the Tender Offer shall take place concurrently with the merger of Newco Sub into the Company (the "Merger") and the conversion of each share of the Company's outstanding Common Stock into one share of Newco common stock, par value $.01 per share ("Newco Common Stock") pursuant to the Merger, in each case upon the terms and subject to the conditions set forth in the Investment Agreement and any applicable Ancillary Agreements;

     G. WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements and also to prescribe various conditions in connection with the transactions contemplated by this Agreement;

     H. WHEREAS, in furtherance of all of the foregoing arrangements, the Company, Newco, Sprint and Steven L.P. have entered into a Governance Agreement, dated February 10, 1998 (the "Governance Agreement");

     I. WHEREAS, in order to effectuate the intent and provisions of the Governance Agreement, the Company, Newco, Sprint, Steven L.P. and the Stockholders each desire to enter into this Agreement to provide for certain rights and obligations of such parties with respect to the Stockholders' voting and disposition of certain Equity Securities beneficially owned by each of them; and

     J. WHEREAS, the rights and obligations of the parties hereto shall not take effect prior to the Closing.

     NOW, THEREFORE, in consideration of the mutual covenants, benefits and agreements of the parties hereto pursuant to this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.   DEFINITIONS.  All capitalized terms used herein but not otherwise
          -----------
defined shall have the meanings given to such terms in the Governance Agreement.

     2.   REPRESENTATIONS AND WARRANTIES.  Each of the Stockholders represents,
          ------------------------------
as to itself only, and warrants to Sprint and Sprint L.P. as follows:

          (a) Each Stockholder that is an entity is a corporation or partnership that is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized and has the power and authority to execute, deliver and perform this Agreement. Each Stockholder that is a natural person has the capacity and the full legal right to execute, deliver and perform this Agreement.

          (b) This Agreement has been duly executed and delivered and constitutes a valid and binding agreement and irrevocable proxy (coupled with an interest), respectively, and is enforceable in accordance with its terms, except to the extent that the enforcement of this Agreement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

          (c) The execution and delivery of this Agreement did not, and the performance thereof, without obtaining the consent of any third party will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under (i) to the knowledge of the Stockholder, the certificate of incorporation or bylaws of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit or license applicable to the applicable Stockholder or the Owned Shares, or (iii) any law applicable to the Stockholder. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or any party to a material contract is required by or with respect to the applicable Stockholder or by the applicable Stockholder in connection with the execution and delivery of this Agreement except under the Exchange Act.

          (d) Each of the Owned Shares is free and clear of all liens, claims and encumbrances, except for any bona fide pledge to margin facilities and, except as contemplated by this Agreement and the Voting Agreement, is not subject to any (i) right of first refusal, (ii) right to purchase, acquire or vote or (iii) power of attorney.

          (e) Each Stockholder has the sole power, right and authority to vote and to tender the Owned Shares in accordance with the terms of this Agreement.

          (f) Notwithstanding the foregoing, Quantum Industrial Partners LDC ("QIP") has granted discretionary authority to vote and dispose of its Owned Shares to Soros Fund Management LLC, although such grant will not affect QIP's obligations hereunder.

          3.   OBLIGATIONS TO TENDER OR VOTE.
               -----------------------------

               (a)  NOTICE OF OFFERS.  Promptly after its receipt thereof, Newco
                    ----------------
shall give notice of an Offer, a Sprint Offer or a Qualified Offer to each of the Stockholders (a "Stockholder Notice"). Such notice shall set forth in reasonable detail the aggregate consideration and other terms and conditions of the Offer, Sprint Offer or the Qualified Offer, as appropriate. If the terms of any such offer are materially amended after an initial Stockholder Notice, Newco shall promptly give notice of such amended terms to each Stockholder. For purposes of comparing a Third-Party Offer with a Sprint Offer or a Qualified Offer, the Stockholders may request and shall be entitled to receive from Newco any additional information pertaining to any such offer possessed by Newco.

               (b)  SPRINT OFFER.  If a Sprint Offer is initiated and if an
                    ------------
Intervening Offer is not then outstanding, each Stockholder shall be subject to the following obligations:

                    (i)  Tender Offers.  If the Sprint Offer is to be effected,
                         -------------
     in whole or in part, in the form of a tender offer (a "Sprint Tender Offer"), each Stockholder shall validly tender into the Sprint Tender Offer, in accordance with the terms and subject to the conditions set forth in Sprint's offer to purchase and related letter of transmittal and shall not withdraw such shares therefrom, all of such Stockholder's Owned Shares; and

                    (ii) Other Offers.  If the Sprint Offer involves a Business
                         ------------
     Combination which must be approved by the holders of Voting Equity Securities (or a related matter that must be approved by the holders of Voting Equity Securities in order for such Business Combination to be effected), at the meeting at which such matters are considered by the stockholders of Newco, each Stockholder shall vote all of such Stockholder's Owned Shares in favor of such Business Combination and any such related matter.

          (c)  QUALIFIED OFFER.  If a Qualified Offer is initiated and if an
               ---------------
Intervening Offer is not then outstanding, each Stockholder shall be subject to the following obligations:

               (i)  Tender Offers.  If the Qualified Offer is to be effected, in
                    -------------
     whole or in part, in the form of a Sprint Tender Offer, each Stockholder shall tender into the Sprint Tender Offer, in accordance with the terms and subject to the conditions set forth in Sprint's offer to purchase and related letter of transmittal and shall not withdraw such shares therefrom, all of such Stockholder's Owned Shares;

               (ii) Other Offers.  If the Qualified Offer involves a Business
                    ------------
     Combination, which must be approved by the holders of Voting Equity Securities (or a related matter that must be approved by the holders of Voting Equity Securities in order for such Business Combination to be effected), at the meeting at which such matters are considered by the stockholders of Newco, each Stockholder shall vote all of such Stockholder's Owned Shares in favor of such Business Combination and any such related matter.

     4.   COVERED SHARES.
          --------------

          (a) The term "Owned Shares" used herein shall mean all Equity Securities (defined as if it covered both Common Stock and Newco Common Stock) owned of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by each respective Stockholder as of the date hereof, which shall include all shares of Newco Common Stock received in the Merger, all Newco securities received in the Merger and convertible into Newco Common Stock, and all other shares of stock or securities or rights issuable in respect thereof on or after the date hereof. Upon receipt of a Stockholder Notice, each Stockholder holding Equity Securities that are convertible into Newco Common Stock shall promptly convert such securities to Newco Common Stock in a manner that will permit the Newco Common Stock issued pursuant to such conversion to be included in the Tender Offer, as required under Sections 3(b)(i) and 3(c)(i) hereof, or voted under the irrevocable proxy required under Sections 3(b)(ii) or 3(c)(ii) hereof, as the case may be; provided, that no such conversion shall be required if the amount to be paid per share in the relevant transaction is less than the amount to be paid by the Stockholder in effecting such conversion. All of the

Newco Common Stock issued upon conversion shall be considered "Owned Shares" for purposes of this Agreement.

          (b) Notwithstanding any provision of this Agreement to the contrary, at any time after the Closing, each Stockholder may offer, sell, convey, assign or otherwise transfer or dispose of ("Transfer") any of such Stockholder's Owned
Shares:

               (i) in transactions effected pursuant to Rule 144 under the Securities Act of 1933, as amended;

               (ii)  in a public offering registered with the SEC;

               (iii) in any other transaction other than one which, to the applicable Stockholder's actual knowledge, would be a Transfer to a Person that (i) owns, of record or beneficially, or who is (by virtue of such Transfer) reasonably anticipated to own of record or beneficially (as defined in Rule 13d-3 under the Exchange Act), 5% or more of the outstanding Equity Securities of the Company (calculated in accordance with Rule 13d-3 under the Exchange Act), or (ii) is obligated to file (or would, by virtue of such transaction, reasonably be anticipated to be obligated to file) a Schedule 13D with the SEC pursuant to each of paragraphs (b) and
     (e) of Rule 13d-1 under the Exchange Act;

               (iv) in any placement to a margin or nominee account; subject to the requirements set forth in Section 5(b) hereof; or

               (v) subject to Sprint's prior written consent, in any other transaction.

          (c) Owned Shares as to which a Transfer is effected shall cease to be Owned Shares immediately upon acceptance by such Stockholder of payment for such shares, and may be so Transferred free and clear of any restrictions arising under this Agreement.

     5.   VOTING AGREEMENT.  (a) To the extent this Agreement constitutes a
          ----------------
voting agreement in accordance with Section 218(c) of the Delaware General Corporation Law, it is intended to comply therewith and be enforceable thereunder. The obligations of the Stockholders in this Agreement, including without limitation those with respect to the voting of their respective Owned Shares, are irrevocable during the term of this Agreement.

          (b) In order to insure that the voting agreements set forth in Sections 3(b)(ii) and 3(c)(ii) will be fulfilled, each of the undersigned Stockholders agrees to grant, and (except with respect to shares held by a nominee for which the applicable Stockholders will obtain from such nominee promptly after the date hereof) concurrently with the execution of this Agreement hereby grants, to Sprint and Sprint L.P., or either of them, an Irrevocable Proxy, coupled with an interest, in the form attached hereto, with respect to all of the Owned Shares covered by such voting agreements, for and in the name, place and stead of such Stockholder, at any annual or special meeting of the holders of Newco Common Stock and at any adjournment or postponement thereof, or pursuant to any consent in lieu of a meeting, in respect of the specific matters described in Sections 3(b)(ii) and 3(c)(ii). The Irrevocable Proxy granted by each of the

Stockholders constitutes the valid and effective Irrevocable Proxy, coupled with an interest, of each such Stockholder in respect of the Owned Shares, within the meaning of Section 212(e) of the Delaware General Corporation Law, revokes any proxy or proxies or powers of attorney heretofore given by such Stockholder in respect of such Owned Shares; shall remain in full force and effect and is and shall be irrevocable until the termination of this Agreement and is coupled with an interest and an integral part of the benefits and obligations of such Stockholder and the rights and benefits of Sprint and Sprint L.P. Notwithstanding the foregoing, in the event that a Stockholder places any Owned Shares in a nominee account after the date hereof, the Stockholder shall, on or before the date on which such placement is made, deliver a replacement Irrevocable Proxy to Sprint.

     6.   NATURE OF STOCKHOLDER OBLIGATIONS.  The obligations of the
          ---------------------------------
Stockholders hereunder are several and not joint.

     7.   TERM.  This Agreement and the obligations hereunder shall commence
          ----
on the Closing Date (as defined in the Investment Agreement) and continue until the earlier of (i) the termination of the Investment Agreement, (ii) the modification, waiver or amendment of the Investment Agreement or the Ancillary Agreements in any manner adverse to the Stockholders, and (iii) June 15, 1998 if the Closing Date has not occurred on or before such date (each, a "Termination Date").

     8.   MISCELLANEOUS.
          -------------

          (a)  Notices. Unless otherwise provided herein, any notice, request,
               -------
waiver, instruction, consent or document or other communication required or permitted to be given by this Agreement shall be effective only if it is in writing and (a) delivered by hand or sent by certified mail, return receipt requested, (b) if sent by a nationally-recognized overnight delivery service with delivery confirmed, or (c) if telexed or telecopied, with receipt confirmed as follows:

      The Company:          3100 New York Drive
                            Pasadena, California 91107
                            Attn:  President and CEO
                            Telecopy No.: 626/296-4161

      with a copy to:       Hunton & Williams
                            NationsBank Plaza, Suite 4100
                            600 Peachtree Street, N.E.
                            Atlanta, Georgia  30308-2216
                            Attn: Scott M. Hobby, Esq.
                            Telecopy No.: (404) 888-4190

      Newco and Newco Sub:  3100 New York Drive
                            Pasadena, California 91107
                            Attn: President and CEO
                            Telecopy No.:  626/296-4161

      with a copy to:       Hunton & Williams
                            NationsBank Plaza, Suite 4100
                            600 Peachtree Street, N.E.
                            Atlanta, Georgia  30308-2216
                            Attn: Scott M. Hobby, Esq.
                            Telecopy No.: (404) 888-4190

      Sprint:               Sprint Corporation
                            2330 Shawnee Mission Parkway
                            Westwood, Kansas 66205
                            Attn:  Chief Financial Officer
                            Telecopy No.:  (913) 624-8426

      with a copy to:       Sprint Corporation
                            2330 Shawnee Mission Parkway
                            Westwood, Kansas 66205
                            Attn:  Corporate Secretary
                            Telecopy No.:  (913) 624-8233
      with an additional
      copy to:              Stinson, Mag & Fizzell, P.C.
                            1201 Walnut, Suite 2800
                            P.O. Box 419251
                            Kansas City, Missouri  64141-6251
                            Attn:  John A. Granda, Esq.
                            Telecopy No.: (816) 691-3495

      Quantum Industrial
      Partners LDC:         Quantum Industrial Partners LDC
                            c/o Soros Fund Management, LLC
                            888 7th Avenue, Floor 33
                            New York, New York  10106
                            Attn:  Michael Neus, Esq.
                            Telecopy No.: (212) 664-0544

      with a copy to:       Akin, Gump, Strauss, Hauer, Feld, L.L.P.
                            590 Madison Avenue
                            New York, New York  10022
                            Attn:  Patrick Dooley, Esq.
                            Telecopy No.: (212) 407-3280

The parties hereto (the "Parties") shall promptly notify each other of any change in their respective addresses or facsimile numbers or of the Person or office to receive notices, requests or other communications under this Section 8(a). Notice shall be deemed to have been given as of the date when so personally delivered, when actually delivered by the U.S. Postal Service at the proper address, the next day when delivered during business hours to an overnight delivery service properly addressed or when receipt of a telex or telecopy is confirmed, as the case may be, unless the sending party has actual Knowledge that such notice was not received by the intended recipient.

        (b)  Amendments.  No amendment, modification or alteration of the
             ----------
     terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the Party against whom such amendment, modification or alteration is sought to be enforced.

        (c)  Waivers.  Except as otherwise permitted in this Agreement, the
             -------
     terms or conditions of this Agreement may not be waived unless set forth in a writing signed by, the Party entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof. The rights and remedies of the Parties are cumulative and not alternative. Except as otherwise permitted in this Agreement, neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

        (d)  Severability.  If any term or provision of this Agreement or the
             ------------
     application thereof to either party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

        (e)  Inapplicability of Certain Sections.  Notwithstanding the
             -----------------------------------
     obligations set forth in Section 3(b)(i) and (ii), 3(c)(i) and (ii), and Sections 4(a) or 5(b), such sections shall be deemed to be inapplicable to any Stockholder who, in his or its sole discretion, reasonably determines, at any time after the date hereof and prior to his or its tender, conversion, voting or granting of such proxy as to Owned Shares, that such action could be a transaction in violation of Section 16(b) of the Exchange Act. In such event, the applicable Stockholder's obligation to take any actions required under such Sections shall be deemed to be null and void and not enforceable against such Stockholder, but only to the extent of such potential violation.

        (f)  Entire Agreement.  This Agreement and, upon execution by all
             ----------------
     Parties thereto embodies the entire agreement and understanding of the Parties in respect to the matter contemplated hereby and thereby and supersedes and renders null and void all other prior agreements and understandings, written and oral, with respect to the subject matter hereof and thereof, provided, that this provision shall not abrogate any other
                  --------
     written agreement between the Parties executed simultaneously with this Agreement. No Party shall be liable or bound to any other Party in any manner by any promises, conditions, representations, warranties, covenants, agreements and understandings, except as specifically set forth herein or therein.

        (g)  Assignment.  Neither this Agreement nor any of the rights,
             ----------
     interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by any of the Parties without the prior written consent of the other Parties; provided, however, that such assignment or transfer may be made by (i) by Sprint to any of its Affiliates, or (ii) pursuant to any merger or sale of substantially all of the assets of Sprint or such Affiliates (or any transaction having such effect) that is pursuant to an agreement entered into after the Closing. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Any attempted assignment in violation of this Section 8(g) shall be void.

        (h)  Parties in Interest.  Nothing in this Agreement, express or
             -------------------
     implied, shall create or confer upon any Person (including but not limited to any employees), other than the Parties or their respective successors and permitted assigns, any legal or equitable rights, remedies, obligations, liabilities or claims under or with respect to this Agreement except as expressly provided herein.

        (i)  Specific Performance.  The Parties recognize and agree that
             --------------------
     immediate irreparable damages for which there is no adequate remedy at law would occur in the event that any provision of this Agreement is not performed in accordance with the specific terms hereof or is otherwise breached. Accordingly, it is agreed that in the event of a failure by a Party to perform its obligations under this Agreement, the non-breaching Party shall be entitled to specific performance through injunctive relief to prevent breaches of the provisions of this Agreement and to enforce specifically the provisions of this Agreement in any action instituted in any court having subject matter jurisdiction, in addition to any other remedy to which such party may be entitled, at law or in equity.

        (j)  Governing Law.  This Agreement shall be construed in accordance
             -------------
     with and governed by the laws of the State of Delaware, without regard to conflict of laws principles.

        (k)  Exclusive Jurisdiction and Consent to Service of Process.  The
             --------------------------------------------------------
     Parties agree that any Action arising out of or relating to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby shall be brought by the Parties only in a Delaware state court or a federal court sitting in that state, which shall be the exclusive venue of any such Action. Each Party waives any objection which such party may now or hereafter have to the laying of venue of any such Action, and irrevocably consents and submits to the jurisdiction of any such court (and the appropriate appellate courts) in any such Action. Any and all service of process and any other notice in any such Action shall be effective against such Party when transmitted in accordance with Section 8(a). Nothing contained herein shall be deemed to affect the right of any Party to serve process in any manner permitted by Law.

        (l)  Counterparts.  This Agreement may be executed in one or more
             ------------
     counterparts each of which when so executed and delivered shall for all purposes be deemed to be an original but all of which, when taken together, shall constitute one and the same Agreement.

        (m)  Effectiveness; Termination.  This Agreement shall become effective
             --------------------------
     at the Closing and, concurrently therewith, upon the effectiveness of the Governance Agreement. After becoming effective, this Agreement shall terminate upon termination of the Governance Agreement and the Stockholders shall thereafter have no further obligations hereunder.

        (n)  WAIVER OF JURY TRIAL.  THE COMPANY, NEWCO, SPRINT AND SPRINT L.P.
             --------------------
     AND EACH STOCKHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

        (o) Nothing herein contained shall prohibit a Stockholder from tendering into any Tender Offer any Owned Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Agreement as of the day and year first above written.



                      [Signatures on the following page]

                              EARTHLINK NETWORK, INC.

                              By: /s/ Charles G. Betty
                                 -----------------------------------------
                              Name:   Charles G. Betty
                                   ---------------------------------------
                              Title:  President and CEO


                              DOLPHIN, INC.

                              By: /s/ Charles G. Betty
                                 -----------------------------------------
                              Name:   Charles G. Betty
                                   ---------------------------------------
                              Title:  President and CEO


                              SPRINT CORPORATION

                              By: /s/ Theodore H. Schell
                                 -----------------------------------------
                              Name:   Theodore H. Schell
                                   ---------------------------------------
                              Title:  Vice President - Strategic Planning
                                      and Corporate Development


                              SPRINT COMMUNICATIONS COMPANY L.P.

                              By:  U.S. Telecom, Inc., General Partner

                                  By: /s/ Don A. Jenson
                                     -------------------------------------
                                  Name:   Don A. Jenson
                                       -----------------------------------
                                  Title:  Vice President and Secretary
                                        ----------------------------------



                  SIGNATURE PAGE FOR STOCKHOLDERS' AGREEMENT

                                              /s/ Sky Dayton
                                              ----------------------------------
                                              SKY D. DAYTON



                  SIGNATURE PAGE FOR STOCKHOLDERS' AGREEMENT

                                         QUANTUM INDUSTRIAL PARTNERS LDC

                                         By: /s/ Michael C. Neus
                                            ------------------------------------
                                         Name: Michael C. Neus
                                              ----------------------------------
                                         Title:  Attorney-in-Fact



                  SIGNATURE PAGE FOR STOCKHOLDERS' AGREEMENT

                                              /s/ Kevin M. O'Donnell
                                              ----------------------------------
                                              KEVIN M. O'DONNELL



                  SIGNATURE PAGE FOR STOCKHOLDERS' AGREEMENT

                                              /s/ George Soros
                                              ----------------------------------
                                              GEORGE SOROS



                  SIGNATURE PAGE FOR STOCKHOLDERS' AGREEMENT

                                              /s/ Reed Slatkin
                                              ----------------------------------
                                              REED SLATKIN



                  SIGNATURE PAGE FOR STOCKHOLDERS' AGREEMENT

                                              /s/ Sidney Azeez
                                              ----------------------------------
                                              SIDNEY AZEEZ



                  SIGNATURE PAGE FOR STOCKHOLDERS' AGREEMENT

                                  Schedule I
                                  ----------

Name and Address                                      Owned Shares
----------------                                      ------------
Sky D. Dayton                                            1,500,000
3100 New York Drive
Pasadena, CA 91107

Quantum Industrial Partners LDC                          1,456,095
c/o Soros Fund Management
Attn: Paul McNulty
888 Seventh Avenue
New York, NY 10106

Kevin M. O'Donnell                                         974,002
9919 Beverly Grove Drive
Beverly Hills, CA 90210

George Soros                                               214,545
888 Seventh Avenue
New York, NY 10106

Reed Slatkin                                             1,042,473
890 North Kellogg Avenue
Santa Barbara, CA 93111

Sidney Azeez                                               236,884
c/o Unitel Cellular Communications Systems
Bayport One, Suite 400
West Atlantic City, NJ 08232